UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Fox Chase Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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July 6, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Fox Chase Bancorp, Inc.  The meeting will be held at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, August 4, 2011 at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of KPMG LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy or voting instruction card and are included in the accompanying proxy statement.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

4390 Davisville Road

Hatboro, Pennsylvania 19040

(215) 682-7400

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. on Thursday, August 4, 2011

PLACE	Fox Chase Bank
510 East Township Line Road, Suite 200
Blue Bell, Pennsylvania

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years;

(2) To approve the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan;

(3) To ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

(4) To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement;

(5) To vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(6) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on June 17, 2011.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Jerry D. Holbrook
Jerry D. Holbrook
Corporate Secretary

Hatboro, Pennsylvania
July 6, 2011

Fox Chase Bancorp, Inc.

Proxy Statement

Table of Contents

General Information	1

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on August 4, 2011	1

Information About Voting	1

Corporate Governance and Board Matters	4

Audit-Related Matters	10

Stock Ownership	13

Items to be Voted on by Stockholders	16

Item 1 — Election of Directors	16

Item 2 — Approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan	19

Item 3 — Ratification of the Independent Registered Public Accounting Firm	23

Item 4 — Advisory Vote on Executive Compensation	24

Item 5 — Advisory Vote on the Frequency of a Stockholder Vote to Approve Executive Compensation	25

Report of the Compensation Committee	25

Compensation Discussion and Analysis	26

Executive Compensation	35

Other Information Relating to Directors and Executive Officers	46

Submission of Business Proposals and Stockholder Nominations	48

Stockholder Communications	48

Miscellaneous	48

FOX CHASE BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Fox Chase Bancorp, Inc. for the 2011 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Fox Chase Bancorp, Inc. as “Fox Chase Bancorp,” the “Company,” “we,” “our” or “us.”

Fox Chase Bancorp is the holding company for Fox Chase Bank.  In this proxy statement, we may also refer to Fox Chase Bank as the “Bank.”

We are holding the 2011 annual meeting at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, August 4, 2011 at 9:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 6, 2011.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 4, 2011

This proxy statement and the Company’s 2010 annual report to stockholders are available at http://www.cfpproxy.com/6852.  The Company’s 2010 annual report to stockholders and the Company’s financial statements, each as filed with the Securities and Exchange Commission.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Fox Chase Bancorp common stock that you owned as of June 17, 2011.  As of the close of business on June 17, 2011, a total of 14,554,335 shares of Fox Chase Bancorp common stock were outstanding.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Fox Chase Bancorp in one of the following ways:

•                  Directly in your name as the stockholder of record;

•                  Indirectly through a broker, bank or other holder of record in “street name”; or

•                  Indirectly in the Fox Chase Bancorp Stock Fund in our 401(k) Plan, the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”), the trust that holds restricted stock awards under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “ 2007 Equity Incentive Plan”) or through the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Long-Term Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Fox Chase Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “—Participants in the ESOP, 401(k) Plan, 2007 Equity Incentive Plan or Long-Term Incentive Plan.”

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if a majority of the issued and outstanding shares of common stock entitled to vote is represented at the meeting.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

Vote Required for Proposals.  In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.  Votes withheld and broker non-votes will have no effect on the vote for the election of directors.

In voting to approve the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan, the appointment of KPMG LLP as the Company’s independent registered public accounting firm, the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of each proposal, against each proposal or abstain from voting.  To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the vote.  The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote the vote to occur every one, two, or three years or abstain from voting.

This matter will be determined by a plurality of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the vote on this matter.  The results of this vote are not binding on the Board of Directors.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1), the vote to approve the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (Item 2) or on either of the advisory votes regarding the compensation of our named executive officers (Items 4 and 5).  Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, on the approval of the 2011 Equity Incentive Plan or for the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•                  “FOR” each of the nominees for director;

•                  “FOR” the approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan;

•                  “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm;

•                  “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•                  To hold the advisory vote to approve the compensation of the Company’s named executive officers every year.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone.  The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly.  Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card.  The deadline for voting via the Internet or by telephone is 3:00 a.m., Eastern time, on Thursday, August 4, 2011.

If you have any questions about voting, please contact our proxy solicitor, Phoenix Advisory Partners, toll free at 1-877-478-5038.

Participants in the ESOP, 401(k) Plan, 2007 Equity Incentive Plan or Long-Term Incentive Plan

If you participate in the ESOP, the 2007 Equity Incentive Plan or the Long-Term Incentive Plan, or if you invest in Company common stock through the Fox Chase Bancorp Stock Fund in our 401(k) Plan, you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the respective plans.  Under the terms of the ESOP, all allocated shares of Fox Chase Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions from other ESOP participants, subject to the exercise of its fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares in the Fox Chase Bancorp Stock Fund credited to his or her account.  The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions from other 401(k) Plan participants.  Under the 2007 Equity Incentive Plan, participants may direct the trustee how to vote their unvested restricted stock awards.  The trustee will vote all shares held in the trust for which it does not receive timely instructions as directed by Fox Chase Bancorp.  Under the Long-Term Incentive Plan, participants may direct the trustee how to vote the shares credited to their account.  The trustee will vote all shares held in the trust for which it does not receive timely instructions as directed as by Fox Chase Bancorp.  The deadline for returning your voting instructions is July 26, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors consists of eight members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, except for Thomas M. Petro, who is President and Chief Executive Officer of the Company and the Bank.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of the Company believes that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to focus on his responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Richard M. Eisenstaedt serves as Chairman of the Board of the Company. Mr. Eisenstaedt is independent under the listing requirements of the Nasdaq Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit, interest rate, liquidity, operational, strategic and reputation risks. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

In addition, the Board of Directors of the Company maintains a Risk Management Committee that reviews and manages the Company’s material business risks by establishing and monitoring policies and procedures designated to identify, control, monitor and measure its material business risks, including credit, liquidity, operational, strategic and reputational risks.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy, which includes: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at June 17, 2011. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, except for Mr. Petro, who sits on the Executive and Risk Management Committees. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all five committees are available in the Governance Documents portion of the Investor Relations section of our website (www.foxchasebank.com).

Director	Audit Committee	Compensation Committee	Executive Committee	Nominating and Governance Committee	Risk Management Committee
Roger H. Ballou	X	X*	X
Richard E. Bauer	X	X			X
Todd S. Benning	X*	X	X
Richard M. Eisenstaedt			X*	X*	X
Anthony A. Nichols, Sr.	X				X*
Thomas M. Petro			X		X
RoseAnn B. Rosenthal				X
Peter A. Sears		X		X	X

Number of Meetings in 2010	11	7	2	2	13

*  Denotes Chairperson

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee that assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Todd S. Benning as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.  Mr. Benning is independent under the listing requirements of the Nasdaq Stock Market applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. See “Compensation Discussion and Analysis” for a discussion of the role of management and compensation consultants in determining and/or recommending the amount or form of executive compensation.

Consistent with applicable Securities and Exchange Commission disclosure requirements, we have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee assessed the Company’s executive and broad-based compensation and benefits to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to Company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout.

Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Executive Committee

The Executive Committee discusses matters that require attention between regularly scheduled Board meetings and exercises the authority and power of the Board as permitted by law.  The Executive Committee also reviews the overall strategic decisions of the Company and analyzes capital management plans, including the use of stock repurchases and payment of dividends, and any available strategic opportunities including potential business combinations, equity investments, branch negotiations or proposed debt or equity investments.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications. The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the following criteria in selecting nominees:

•                   Contributions to the range of talent, skill and expertise for the Board;

•                   Financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•                   Familiarity with the Company’s market area and participation in and ties to local business and local civic, charitable and religious organizations;

•                   Personal and professional integrity, honesty and reputation;

•                   The ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•                   The ability to devote sufficient time and energy to the performance of his or her duties; and

•                   Independence under applicable Securities and Exchange Commission and listing definitions.

The Committee also will consider any other factors the Nominating and Governance Committee deems relevant, including diversity, size of the Board of Directors and regulatory disclosure obligations. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

To identify nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating and Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Stockholders. It is the policy of the Nominating and Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.                        The name of the person recommended as a director candidate;

2.                        All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.                        The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                        As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                        A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Risk Management Committee

The Risk Management Committee reviews and oversees the Company’s material business risks by establishing and monitoring policies and procedures designated to identify, control, monitor and measure its material business risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  This committee also reviews and approves loans above certain limits in accordance with the Bank’s lending policies.

Directors’ Compensation

The following table provides information regarding the compensation received by individuals who served as non-employee directors of the Company during the year ended December 31, 2010. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Roger H. Ballou	$62,500	—	—	$62,500
Richard E. Bauer	61,500	—	—	61,500
Todd S. Benning	69,000	—	—	69,000
Richard M. Eisenstaedt	73,000	—	—	73,000
Anthony A. Nichols, Sr.	62,250	—	—	62,250
RoseAnn B. Rosenthal	50,000	—	—	50,000
Peter A. Sears	58,500	—	—	58,500

(1)           At December 31, 2010, the aggregate number of unvested restricted stock award shares held in trust was 3,849 for Ms. Rosenthal and 5,132 for each of Messrs. Ballou, Bauer, Benning, Eisenstaedt, Nichols and Sears.

(2)           Each director held 25,661 stock options at December 31, 2010.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2011.

Annual Retainer	$20,000
Annual Retainer for Chairman of Board	15,000
Annual Retainer for Audit Committee Chair	10,000
Annual Retainer for Compensation Committee Chair	7,500
Annual Retainer for Nominating and Governance Committee Chair	4,000
Annual Retainer for Risk Management Chair	4,000
Fee per Board Meeting Attended	1,500
Fee per Committee Meeting Attended	1,000

Board and Committee Meetings

During 2010, the Board of Directors of the Company held twelve meetings and the Board of Directors of the Bank held seven meetings. No director attended fewer than 75% of the aggregate total meetings of the respective Board of Directors and the committees on which such director served during 2010.

Director Attendance at Annual Meeting of Stockholders

While the Company has no formal policy on director attendance at the annual meeting of stockholders, all directors are encouraged to attend.  All of the directors of the Company, except for one, attended the 2010 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company maintains a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT-RELATED MATTERS

Report of the Audit Committee

Fox Chase Bancorp’s management is responsible for Fox Chase Bancorp’s internal controls and financial reporting process. Fox Chase Bancorp’s independent registered public accounting firm is responsible for performing an independent audit of Fox Chase Bancorp’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for issuing an attestation report on management’s assessment of Fox Chase Bancorp’s internal control over financial reporting. The Audit Committee oversees Fox Chase Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Fox Chase Bancorp’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from Fox Chase Bancorp and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with Fox Chase Bancorp’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Fox Chase Bancorp’s internal controls, and the overall quality of Fox Chase Bancorp’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Fox Chase Bancorp’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of Fox Chase Bancorp’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Fox Chase Bancorp’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of Fox Chase Bancorp’s financial statements has been carried out in accordance with generally accepted auditing standards or that Fox Chase Bancorp’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in Fox Chase Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of Fox Chase Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Audit Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Todd S. Benning, Chairman

Roger H. Ballou

Richard E. Bauer

Anthony A. Nichols, Sr.

Audit Fees

The following table sets forth the fees billed to Fox Chase Bancorp for the years ended December 31, 2010 and 2009 by KPMG LLP.

	2010	2009

Audit Fees (1)	$360,000	$384,000
Audit Related Fees (2)	357,000	—
Tax Fees (3)	42,000	33,500
All Other Fees	—	—

(1)                   Includes professional services rendered for the audit of Fox Chase Bancorp’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)                   Includes professional services rendered as part of the Company’s mutual-to-stock conversion completed on June 29, 2010.

(3)                   Represents services rendered for tax compliance, tax advice and tax planning, including the preparation of the annual tax returns and quarterly tax payments

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to Fox Chase Bancorp that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During 2010, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of June 17, 2011 about the persons known to Fox Chase Bancorp to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)
Wellington Management Company, LLP (2) 280 Congress Street Boston, Massachusetts 02210	1,151,316	7.91%

Lawrence B. Seidman (3) Seidman & Associates, L.L.C. Seidman Investment Partnership, L.P. Seidman Investment Partnership II, L.P. LSBK06-08, L.L.C. Broad Park Investors, L.L.C. CBPS, L.L.C. 2514 Multi-Strategy Fund, L.P. Veteri Place Corporation 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	1,028,132	7.06%

Sandler O’Neill Asset Management, LLC (4) SOAM Holdings, LLC Malta Partners, L.P. Malta Hedge Fund, L.P. Malta Hedge Fund II, L.P. Malta Offshore, Ltd. Malta MLC Fund, L.P. Malta MLC Offshore, Ltd. Malta Titan Fund, L.P. SOAM Capital Partners, L.P. Terry Maltese 780 Third Avenue, 5th Floor New York, New York 10017	995,096	6.84%

Fox Chase Bank Employee Stock Ownership Plan (2) 4390 Davisville Road Hatboro, Pennsylvania 19040	943,741	6.48%

(1)                   Based on 14,554,335 shares of Fox Chase Bancorp’s common stock outstanding and entitled to vote as of June 17, 2011.

(2)                   Based on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2011.

(3)                   Based on a Schedule 13G filed with the Securities and Exchange Commission on March 22, 2011.  Mr. Seidman, (i) as the manager of Seidman & Associates, L.L.C. (“SAL”), may be deemed the beneficial owner of the 260,732 shares of Company common stock owned by SAL, (ii) as the sole officer of Veteri Place Corporation, the corporate general partner of each of Seidman Investment Partnership, L.P. (“SIP”) and Seidman Investment Partnership II, L.P. (“SIPII”), may be deemed the beneficial owner of the 237,800 shares of Company common stock owned by SIP and the 251,900 shares of Company common stock owned by SIPII, and (iii) as the investment manager for each of LSBK06-08, L.L.C. (“LSBK”), Broad Park Investors, L.L.C. (“Broad Park”),  CBPS, L.L.C. (“CBPS”) and 2514 Multi-Strategy Fund, L.P. (“2514 MSF”), may be deemed the beneficial owner of the 77,750 shares of Company common stock owned by LSBK, the 79,850 shares of Company common stock owned by Broad Park, the 86,650 shares of Company common stock owned by CBPS and the 33,450 shares of Company common stock owned by 2514 MSF.  Accordingly, Mr. Seidman may be deemed the beneficial owner of an aggregate of 1,028,132 shares of Company common stock.

(4)                   Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011.  The Schedule 13G was filed by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”), with respect to 9,121, 49,214, 270,519, 84,274, 174,214, 37,654 and 220,100 shares of Company common stock beneficially owned by (a) Malta Partners, L.P., a Delaware limited partnership (“MP”), (b) Malta Hedge Fund, L.P., a Delaware limited partnership (“MHF”), (c) Malta Hedge Fund II, L.P., a

Delaware limited partnership (“MHFII”), (d) Malta Offshore, Ltd., a Cayman Islands company (“MO”), (e) Malta MLC Fund, L.P., a Delaware limited partnership (“MLC”), (f) Malta MLC Offshore, Ltd., a Cayman Islands company (“MLCO”), and (g) Malta Titan Fund, L.P., a Cayman Islands limited partnership (“Titan”), respectively; (ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to 723,168 shares of Company common stock beneficially owned by MP, MHF, MHFII, MLC and Titan;(iii) MP, with respect to 9,121 shares of Company common stock beneficially owned by it; (iv) MHF, with respect to 49,214 shares of Company common stock beneficially owned by it; (v) MHFII, with respect to shares of 270,519 shares of Company common stock beneficially owned by it; (vi) MO, with respect to 84,274 shares of Company common stock beneficially owned by it; (vii) MLC, with respect to 174,214 shares of Company common stock beneficially owned by it, (viii) MLCO, with respect to 37,654 shares of Company common stock beneficially owned by it, (ix) Titan, with respect to 220,100 shares of Company common stock beneficially owned by it; and (x) Terry Maltese as Managing Member of SOAM, with respect to 723,168 shares of Company common stock beneficially owned by MP, MHF, MHFII, MO, MLC, MLCO, and Titan; and as managing member of SOAM Ventures, LLC (“Ventures”), a Delaware limited liability company, with respect to 150,000 shares of Company common stock beneficially owned by SOAM Capital Partners, L.P. (“SCP”), a Delaware limited partnership of which Ventures is the management company.

The following table provides information about the shares of Fox Chase Bancorp common stock that may be considered to be owned by each director of Fox Chase Bancorp, each executive officer named in the summary compensation table and by all directors and executive officers of Fox Chase Bancorp as a group as of June 17, 2011.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown. The number of shares beneficially owned by all directors and executive officers as a group totaled 5.60% of our common stock as of June 17, 2011. Each director and named executive officer owned less than 1% of our outstanding common stock as of that date, except for Messrs. Petro and Holbrook, who owned 1.42% and 1.10%, respectively.

Name	Number of Shares Owned (1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Total
Directors:
Roger H. Ballou	36,839		15,396	52,235
Richard E. Bauer	18,343		15,396	33,739
Todd S. Benning	36,924		15,396	52,320
Richard M. Eisenstaedt	27,040		15,396	42,436
Anthony A. Nichols, Sr.	17,466	(2)	15,396	32,862
Thomas M. Petro	121,366		88,229	208,595
RoseAnn B. Rosenthal	8,815		10,264	19,079
Peter A. Sears	28,534		15,396	43,930

Named Executive Officers Who Are Not Also Directors:
Roger S. Deacon	77,469		22,443	99,911
Michael S. Fitzgerald	33,812		—	33,812
Jerry D. Holbrook	108,560	(3)	51,738	160,298
Keiron G. Lynch	29,358		23,118	52,476

All Executive Officer and Directors as a Group (12 persons)	542,337		288,168	830,505

(1)   This column includes the following:

	Shares of Unvested Restricted Stock Held in Trust Under the 2007 Equity Incentive Plan	Shares Held Under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan	Shares Allocated Under the Fox Chase Bank Employee Stock Ownership Plan
Mr. Ballou	5,132	—	—
Mr. Bauer	5,132	—	—
Mr. Benning	5,132	—	—
Mr. Eisenstaedt	5,132	—	—
Mr. Nichols	5,132	—	—
Mr. Petro	20,956	16,585	7,518
Ms. Rosenthal	3,849	—	—
Mr. Sears	5,132	—	—
Mr. Deacon	8,534	—	3,961
Mr. Holbrook	13,686	12,439	7,287
Mr. Fitzgerald	21,952	—	1,921
Mr. Lynch	5,988	6,213	5,801

(2)                   Includes 817 shares owned by Cymry Limited Partnership I.

(3)                   Includes 7,189 shares held by Mr. Holbrook’s spouse and 11,528 shares held in trust for Mr. Holbrook’s children.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of eight members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for three-year terms or until their respective successors have been elected and qualified, are Todd S. Benning, Thomas M. Petro and RoseAnn B. Rosenthal.  Each of the nominees are currently directors of Fox Chase Bancorp and Fox Chase Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that stockholders vote “FOR” the election of each nominee.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated for each individual is as of December 31, 2010.  The indicated period of service as a director includes the period of service as a director of Fox Chase Bank.

Board Nominees for Terms Ending in 2014

Todd S. Benning is a founding stockholder of Dunlap & Associates, PC, a full-service certified public accounting firm located in Chalfont, Pennsylvania. He serves as the firm’s Director of Taxation and has over twenty-five years of experience in public accounting. Mr. Benning earned a Master of Taxation degree from Villanova University and is a graduate of Geneva College where he earned degrees in Accounting and Business Administration. Age 50. Director since 2005.

As a founding stockholder of a certified public accounting firm, Mr. Benning provides the Board of Directors with critical experience regarding accounting matters and small company management and as a financial expert. He works extensively with companies within the region in which Fox Chase Bancorp conducts its business.

Thomas M. Petro has been President and Chief Executive Officer of Fox Chase Bank since June 2005. Before joining Fox Chase Bank, Mr. Petro led the turnaround, as President and Chief Executive Officer, of Northeast Pennsylvania Financial Corp. and its principal subsidiary, First Federal Bank in Hazelton, Pennsylvania. Before joining First Federal Bank, Mr. Petro was a principal with S.R. Snodgrass, LLC. Mr. Petro also served as Executive Vice President of the Bryn Mawr Trust Company, President of the Bryn Mawr Brokerage Company and Chairman of Bryn Mawr Asset Management. He began his banking career with Mellon Bank in Pittsburgh, Pennsylvania. Mr. Petro is a Trustee of Eastern University, St. David’s, Pennsylvania, and serves as the Chairman of the Audit Committee of the Board of Trustees. Mr. Petro is a graduate of Point Park College in Pittsburgh, Pennsylvania and holds both a B.S. Business Management and an A.S. Banking. Age 52. Director since 2005.

Mr. Petro’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which Fox Chase Bank serves provides the Board valuable insight regarding the business and operation of Fox Chase Bank. Mr. Petro’s knowledge of all aspects of Fox Chase Bancorp’s and Fox Chase Bank’s business, combined with his strategic vision, position him well to serve as our President and Chief Executive Officer.

RoseAnn B. Rosenthal is President, Chief Executive Officer and a Director of Ben Franklin Technology Partners of Southeastern Pennsylvania, which invests and provides commercialization and business development services to technology firms and start-up companies. Ms. Rosenthal has forty-two years of experience in business investment, regional planning and economic development. Before joining Ben Franklin Technology Partners, Ms. Rosenthal was Senior Vice President for Strategic Development at Philadelphia Industrial Development Corporation. Ms. Rosenthal received a B.A. from Temple University and in 2007, was awarded an Honorary Ph.D. in Humane Letters from Philadelphia University.  She serves as an appointed member of the National Advisory Council for Innovation and Entrepreneurship and the Economic Advisory Council for the Federal Reserve Bank of Philadelphia, as well as on several regional non-profit boards and commissions.  Age 60. Director since 2008.

Ms. Rosenthal’s extensive experience with start-up companies and technology firms offers the Board of Directors substantial small company management experience, specifically within the region in which Fox Chase Bancorp conducts its business. Her involvement in local and governmental organizations has allowed Ms. Rosenthal to develop strong ties to the business community.

Directors with Terms Ending in 2012

Roger H. Ballou served until January 2011 as the President and Chief Executive Officer and a director of CDI Corporation (NYSE: CDI), a company that offers engineering, information technology and professional staffing solutions. Before joining CDI, Mr. Ballou served as Chairman and Chief Executive Officer of Global Vacation Group and as a senior advisor to Thayer Capital Partners. Previously, he was President and Chief Operating Officer of Alamo Rent-a-Car. Before joining Alamo, for more than 16 years, he held several positions with American Express, culminating in his appointment as President of the Travel Services Group. Mr. Ballou is a director of Alliance Data Systems (NYSE: ADS). Mr. Ballou received a B.S. in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. from the Dartmouth College’s Amos Tuck School. Age 59. Director since 2005.

As a former President and Chief Executive Officer of a corporation listed on the New York Stock Exchange, Mr. Ballou provides the Board with extensive public company oversight and leadership experience. In addition, Mr. Ballou offers the Board of Directors significant business and management level experience including experience in the financial services industry.

Richard E. Bauer is a recently retired Board member and Senior Vice President of Columbian Financial Group of Binghamton, New York, a nationwide provider of life insurance products. Mr. Bauer previously served as Chairman and Chief Executive Officer of The Philanthropic Insurance Companies before its 2006 merger with Columbian Financial Group. Mr. Bauer has also served as an executive officer of several banking institutions, most notably PNC Bank. He is currently a Board member of Waverly Heights, a five-star continuing care retirement community located in Gladwyne, Pennsylvania.  Mr. Bauer graduated from Muhlenberg College with a B.A. in Psychology. He is a graduate of the Stonier Graduate School of Banking and the Harvard Graduate School of Business Advanced Management Program. Age 67. Director since 2005.

Mr. Bauer’s insurance background provides the Board of Directors with substantial management and leadership experience with respect to an industry that complements the financial services provided by Fox Chase Bancorp. He also is a strong advocate of Fox Chase Bancorp through his civic and community involvement.

Peter A. Sears is a retired executive who held a variety of positions at SmithKline (currently GlaxoSmithKline—NYSE: GSK), including Assistant General Counsel, Assistant Secretary of the Corporation, General Manager of Japan and Korea Operations, Vice President for the Asia Pacific Region and Vice President of Corporate Development. He founded S.R. One Limited, SmithKline’s venture capital arm where he served as its President and the Corporation’s Vice President for Business Investments. Upon retirement, he served six years as visiting lecturer of Cornell University’s Johnson School of Management and subsequently was a consultant to Quaker BioVentures, a large Philadelphia-based venture capital group. Mr. Sears is a graduate of Colgate University and Harvard Law School. Age 72. Director since 2005.

As a former executive of a corporation listed on the New York Stock Exchange, Mr. Sears provides the Board of Directors with critical experience regarding public company oversight matters. In addition, Mr. Sears’ legal background and experience provides the Board with unique skills needed to guide Fox Chase Bancorp and its management effectively.

Directors with Terms Ending in 2013

Richard M. Eisenstaedt is a retired executive who served as the President of The Eastern University Foundation and General Counsel for Eastern University from July 2004 through December 2010.  Before joining Eastern University, Mr. Eisenstaedt retired as Vice President, General Counsel and Corporate Secretary for Triumph Group, Inc. (NYSE: TGI), an aerospace service and manufacturing company. Previously, he was General Counsel for Unisource Worldwide, Inc., a subsidiary of Alco Standard Corporation, and the largest independent paper merchant in the United States. Mr. Eisenstaedt graduated from Albany Law School and received a B.S. in Civil Engineering from Lehigh University. Age 65. Director since 2005.

As an attorney who advised a New York Stock Exchange-listed corporation, Mr. Eisenstaedt effectively provides the Board with the leadership necessary to assess governance and issues facing a public company. He also demonstrates a strong commitment to Fox Chase Bancorp’s local community through his ongoing corporate, professional, personal and civic associations.

Anthony A. Nichols, Sr. is Chairman Emeritus and Trustee of Brandywine Realty Trust (NYSE: BDN).  Mr. Nichols founded The Nichols Company, a private real estate development company, through a corporate joint venture with Safeguard Scientifics, Inc. and was President and Chief Executive Officer before its merger with Brandywine Realty Trust. Previously, Mr. Nichols was Senior Vice President of Colonial Mortgage Service Company (now GMAC Mortgage Corporation) and President of Colonial Advisors. Mr. Nichols is a graduate of St. Joseph’s University. Age 71. Director since 2005.

Mr. Nichols’ background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of Fox Chase Bancorp. He also is a strong advocate of Fox Chase Bancorp through his extensive civic and community involvement.

Item 2 — Approval of Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan

Our Board of Directors believes that the ability to provide employees and outside directors with equity-based compensation is an important element of our overall compensation strategy and that equity-based compensation will allow us to continue to attract and retain qualified outside directors and employees. As of June 1, 2011, 115,003 shares remained available for stock option grants and the award of restricted stock under the 2007 Equity Incentive Plan.  As of that date, there were outstanding stock options to purchase 704,549 shares of Company common stock, with a weighted average exercise price of $11.05 and remaining term of 6.77 years, and 127,410 shares of unvested restricted stock outstanding.

Therefore, on April 27, 2011, our Board of Directors adopted, subject to approval by stockholders at the annual meeting, the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Plan”).  Our Board of Directors believes that the implementation of the new 2011 Plan is needed to meet the Company’s recruitment and retention goals. The 2011 Plan will become effective as of the date of approval by the Company’s stockholders. The 2011 Plan reserved a total of 960,369 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2011 Plan.  Of these shares, the Company may grant up to 274,391 shares in the form of restricted stock, performance shares and other stock-based awards and may grant stock options for up to 685,978 shares.

A summary of the 2011 Plan follows.  This summary is qualified in its entirety by the full text of the 2011 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2011 Plan

Purpose.  We believe that the 2011 Plan will promote the Company’s success by linking the interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2011 Plan authorizes awards in any of the following forms:

•                  options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code; and

•                  restricted stock awards, performance shares and other stock-based awards, which are subject to restrictions on transferability and forfeiture.

The material terms of these awards are discussed below.

Options.  The 2011 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock.  Incentive stock options can only be granted to our employees. The Board of Directors or the Compensation Committee will determine the exercise price at which a participant may exercise an option.  Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or check.  In addition, where the Board of Directors or the Compensation Committee and applicable laws, rules and regulations permit, a participant may also make payment: (1) by delivery of shares of Company common stock; (2) by shares of common stock withheld upon exercise; (3) by cashless exercise; or (4) a combination of these methods.  At the time of grant, the Board of Directors or the Company’s Compensation Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option (which may not exceed ten years for incentive and non-statutory stock options, or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock.

Restricted Stock Awards.  Restricted stock awards are awards of Company common stock subject to certain conditions, which conditions must be met for the restricted stock award to vest and be earned, in whole or in part, and no longer subject to forfeiture. The Board of Directors or the Compensation Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a restricted stock award and will determine the conditions that must be satisfied in order for a restricted stock award to vest.

Performance Shares.   An award of a performance share is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period. The Board of Directors or the Compensation Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance share and will determine the conditions that must be satisfied for a performance share to vest.  These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions.  The 2011 Plan sets forth some of the business criteria that can be used as a condition of earning a performance share.

Other Stock-Based Awards.  The Board of Directors or the Compensation Committee is authorized, subject to limitations under applicable law, to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Company’s common stock or factors that may influence the value of stock awards with value and payment contingent upon performance of the Company or other factors designated by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee shall determine the terms and conditions of such awards.

Shares Available for Awards.  Subject to adjustment as provided in the 2011 Plan, the 2011 Plan reserves a total of 960,369 shares of common stock for issuance pursuant to awards granted under the 2011 Plan, of which up to 274,391 shares may be granted in the form of restricted stock awards, performance shares and other stock-based awards and up to 685,978 shares may be granted in the form of stock options.

Eligibility.  Our officers, employees and non-employee directors are eligible to receive awards under the plan.

Limitations on Awards.  We may grant stock options for a maximum of 171,494 shares of common stock under the 2011 Plan to any one person during any one calendar year.

Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation.  Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time.  For grants of restricted stock shares to meet the requirements of Section 162(m) of the Internal Revenue Code, stockholders must approve the material provisions of the plan regarding performance goals under which the awards will vest.  The 2011 Plan contains all of these features and will enable awards under the 2011 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Internal Revenue Code, if we so desire.

Administration.  The Company’s Compensation Committee will administer the 2011 Plan.  However, at times, the Board of Directors may administer the 2011 Plan.  The Compensation Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2011 Plan; and make all other decisions and determinations necessary under the 2011 Plan.

Limitations on Transfer; Beneficiaries.  Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order.  The Compensation Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  In no event will it be permissible to transfer outstanding unexercised awards in exchange for value.  A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements.  Under the 2011 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions.  The 2011 Plan identifies a variety of industry-specific performance metrics from among which the Compensation Committee may choose the vesting conditions applicable to a specific award or portion of an award.

Acceleration Upon Certain Events.  Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a change in control, as defined in the 2011 Plan.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2011 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2011 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2011 Plan will be adjusted proportionately and the Compensation Committee will adjust the 2011 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment.     The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate, modify or amend the 2011 Plan.  Stockholders must approve amendments to the 2011 Plan that will materially increase the number of shares of stock issuable under the 2011 Plan, expand the types of awards provided under the 2011 Plan, materially expand the class of participants eligible to participate in the 2011 Plan, materially extend the term of the 2011 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations.  In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2011 Plan may adversely affect any award previously granted under the 2011 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2011 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options.  An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2011 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Internal Revenue Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount.  While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for determining the optionee’s alternative minimum taxable income.

Restricted Stock.  Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).  Any future income recognized in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to Internal Revenue Code Section 83(b) election.

Performance Shares and Other Stock-Based Awards.  When the restrictions lapse on the awards, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates.

New Plan Benefits.  No grants have been made with respect to the shares reserved for issuance under the 2011 Plan.  The number of shares that may be granted to any director or named executive officer is not determinable at this time because such grants are subject to the discretion of the Compensation Committee.  However, it is anticipated that the Compensation Committee will utilize the plan share reserve to make grants on a periodic basis at levels consistent with the attainment of specific performance objectives, peer group practices and in the context of an executive’s total compensation package.  It is not anticipated that the Compensation Committee will authorize significant one-time grants to any officer or director.

Stockholder Vote Requirement

To be approved, the 2011 Plan must receive the affirmative vote of a majority of the votes cast at the annual meeting.

Equity Compensation Plan Information

The following table sets forth information about the Company common stock that may be issued upon the exercise of stock options, warrants and rights under all of the Company’s equity compensation plans as of June 17, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	704,549	$11.05	115,003

Equity compensation plans not approved by security holders	—	—	—

Total	704,549	$11.05	115,003

The Board of Directors recommends that stockholders vote “FOR” the approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan.

Item 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed KPMG LLP to be Fox Chase Bancorp’s independent auditors for the 2011 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so. If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.

Item 4 — Advisory Vote on Executive Compensation

The Board of Directors of the Company is committed to excellence in governance.  As part of that commitment, and as required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the 2011 proxy statement is hereby approved.”

As described in detail in the “Compensation Discussion and Analysis” section of this proxy statement, our goal is to drive sustainable increases in the value of the Company and the Bank by profitably serving an expanding base of satisfied clients. Our competitive advantage is the caliber of our people. It is people who deliver exceptional care to our clients and dynamically align business processes to deliver what clients care about most. Our people-driven strategy demands that we attract, develop and retain a highly competent team while aligning compensation with business results.

We believe our executive compensation program has been highly effective in aligning the interests of our executives with our stockholders over both the short- and long-term time horizon. Our executive officers receive base compensation that is competitive with their peers and reflects their considerable experience and are also provided with the opportunity to receive cash and equity incentive awards that reflect the achievement of specific corporate and strategic goals.  We balance this opportunity by selecting metrics that measure our performance relative to our peers in both financial results and operational effectiveness. We believe the success of our executive compensation program is evident in our performance. The Company has relied on the strength of our executive management team to manage a difficult economic environment.

This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in this proxy statement.

Item 5 — Advisory Vote on the Frequency of a Stockholder Vote to Approve Executive Compensation

As part of the Board of Director’s commitment to excellence in corporate governance, and as required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. Stockholders may choose to approve holding an advisory vote on the compensation of our named executive officers annually, biennially or triennially. Accordingly, we are asking stockholders whether the advisory vote should occur every year, every two years or every three years.

The Board of Directors has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers that it should recommend. After considering the benefits and consequences of each option, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders annually.

The Board of Directors believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on stockholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers will provide the Board of Directors and the Compensation Committee with frequent input from stockholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its stockholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

This advisory vote on the frequency of the vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee will review and consider the outcome of this advisory vote when determining how often to present the advisory vote on compensation of the Company’s named executive officers to stockholders.

The Board of Directors recommends that stockholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every year.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See “Compensation Discussion and Analysis.”

Compensation Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Roger H. Ballou, Chairman

Richard E. Bauer

Todd S. Benning

Peter A. Sears

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

It is the intent of the Compensation Committee to provide our named executive officers with a market competitive compensation package that promotes the achievement of our strategic objectives and maximizes stockholder value without encouraging excessive risk taking.

In 2010, the difficult economic environment posed a number of challenges for our company.  Management worked diligently to address these challenges by proactively identifying loan problems and diligently working to address credit issues.  Despite these challenges, the Company registered several notable accomplishments in 2010, including:

•                  Successfully completing a second-step conversion in June 2010, which raised $77.8 million in additional capital;

•                  Reporting net income of $2.7 million, or $0.20 per share, for 2010, compared to a net loss of $1.0 million, or $0.07 per share, for 2009;

•                  Improving asset quality as evidenced by decreases in non-performing loans and non-performing assets in 2010;

•                  Increasing the net interest margin for the fourth quarter and year ended December 31, 2010; and

•                  Improving our efficiency ratio as we continue to focus on streamlining our operations.

In light of the Company’s financial accomplishments in 2010 and management’s role in achieving these accomplishments, the Compensation Committee took the following actions with respect to the compensation and benefits programs for our named executive officers:

•                  Following a review of our chief executive officer’s performance in 2010, the Compensation Committee increased our chief executive officer’s base pay to $345,000 effective March 1, 2011.  This represents a 5.2% adjustment in base pay, making his salary commensurate with the median salaries paid to similarly situated executives in our peer group analysis completed by the Company’s compensation consultant.  In addition, after assessing the Company’s and the executive’s performance, our chief executive officer earned a cash incentive under the Executive Incentive Compensation Plan for 2010.  See “Executive Compensation—Executive Incentive Compensation Plan” for information on Company performance measures and “Executive Compensation—Summary Compensation Table” for the actual 2010 incentive plan payout.

•                  Based upon a review of peer group data provided by our outside consultant, along with the performance evaluations and salary recommendations from our chief executive officer, the Compensation Committee increased base pay for Messrs. Holbrook, Deacon, Fitzgerald and Lynch effective March 1, 2011, by 6.3%, 6.9%, 2.9% and 1.2%, respectively, to $238,000, $187,000, $180,000 and $174,000, respectively.  The adjustments align these executive officers with the median salaries paid to similarly situated executives in our peer group.  In addition,  after assessing the Company’s and the executive’s performance, each of our named executive officers earned a cash incentive under the Executive Incentive Compensation Plan.  See “Executive Compensation—Executive Incentive Compensation Plan” for information on Company performance measures and “Executive Compensation—Summary Compensation Table” for the actual 2010 incentive plan payout.

In addition, in connection with the second-step conversion, the Compensation Committee took the following actions contributing to sound corporate governance practices:

•                  The Board of Directors reviewed and revised the employment agreements with our named executive officers.  The agreements were revised to: (1) reflect Maryland as the jurisdiction for the holding company; (2) exclude non-renewal of the employment agreement as an event of termination; and (3) shorten the duration of the payment of benefits if an executive terminates employment due to disability.  The new agreements were entered into on October 1, 2010 and will expire on September 30, 2013, unless extended.

•                  The Company conducted a risk assessment of its benefit plans and arrangements to ensure the Company’s executive compensation programs do not encourage undue risk taking.

•                  The Compensation Committee reviewed the general plan design of the Executive Incentive Compensation Plan and suggested changes for the 2011 plan design that include a claw back provision.

Our Philosophy on Executive Compensation

Our goal is to drive sustainable increases in the value of Fox Chase Bancorp and Fox Chase Bank by profitably serving an expanding base of satisfied clients. Our competitive advantage is the caliber of our people. It is people who deliver exceptional care to our clients and dynamically align business processes to deliver what clients care about most. Our people-driven strategy demands that we attract, develop and retain a highly competent team while aligning compensation with business results.

Within this context, the three major objectives for our executive compensation program are:

•                  Alignment: Link executive compensation with increases in stockholder value and align stockholder and executive interests by requiring meaningful executive stock ownership levels.

•                  Motivation: Motivate executives to be accountable for achievement of our strategic and financial objectives.

•                  Retention and Attraction: Retain and attract senior executives, as well as other management.

To achieve these objectives, we have structured a compensation and benefit program that provides our named executive officers with the following:

•                  Salary levels and merit salary increases that reflect position responsibilities, competitive market rates, strategic importance of the position and individual performance.

•                  Annual cash incentive (i.e., bonus) payments that are based on Fox Chase Bancorp’s annual financial performance as defined by the Compensation Committee and approved by the Board and achievement of certain strategic non-financial performance objectives. The Compensation Committee has complete discretion over the payments of cash awards to all employees except the chief executive officer and the Board of Directors has complete discretion over the payment of cash awards to the chief executive officer.

•                  Long-term equity-based incentives that reward outstanding performance with incentives that focus our management team on creating stockholder value over the long term. By increasing the equity holdings of our named executive officers, we provide them with a continuing stake in our long-term success.

•                  Benefit programs that provide our executives with access to health and welfare benefits. In addition, our named executive officers are eligible to participate in our 401(k) plan and employee stock ownership plan. Our benefit programs are designed to be competitive with our peers.

•                  Employment Agreements that assure stability in management and provide change in control protection in a consolidating industry.

The various elements of the total compensation package for our named executive officers are designed to achieve different specific purposes, which are complementary, but include: motivating appropriate behavior; rewarding different aspects of performance or meeting corporate objectives; and attracting and retaining the talent needed to successfully lead Fox Chase Bancorp and maximize stockholder value.

Our executive compensation philosophy is implemented through compensation programs based on the following guiding principles:

•                  Pay for Performance: The following key elements are ways we link pay to performance:

•                  Emphasis on Motivation: Pay is used to motivate management to focus on key financial and strategic goals by providing pay for outstanding annual and long-term performance.

•                  Performance Management: Performance assessment criteria for each executive are clearly communicated each year and are consistent with areas of performance identified by the Board.

•                  Controllability: Financial performance measures that management has the ability to impact and influence are used in the annual incentive plan and the long-term incentive program.

•                  Differentiation: Pay is managed to ensure that compensation varies to reflect different levels of performance.

•                  Performance Measures and Measurement: Performance measurement is a critical component of our compensation philosophy. For annual incentive payments, financial and non-financial performance measures are used to vary pay for individual executives.

•                  Financial Measures: The Board establishes financial objectives through both longer-term strategic plans and annual profit plans.

•                  Individual Measures: Assessment versus pre-established individual performance expectations for:

•                  Financial and strategic non-financial goals and objectives to drive earnings growth, value creation and execution;

•                  Financial and operational controls that maintain prudent risk management practices; and

•                  Goals and objectives to promote the development of human capital, instill our core values and create a results-oriented environment.

•                  Competitive Framework: We compare our management compensation levels with industry specific compensation surveys and analyze the compensation paid to comparable executives for a selected peer group.

•                  Pay Positioning: The total compensation (base salary, annual incentive, long-term incentives) and benefits package for our named executive officers is positioned around median competitive levels, taking into account the relative responsibilities of our named executive officers. Actual total compensation in any given year may be above or below the target level based on individual and corporate performance.

•                  Decision-Making Authority: Decision-making for our compensation program is shared among the Board, the Compensation Committee, the chief executive officer and the human resources director. The Board approves compensation for the chief executive officer and the Compensation Committee approves compensation for senior executive officers, after reviewing recommendations provided by the chief executive officer and the human resources director.

•                  Communication: Full communication of our compensation philosophy, annual and long-term incentive program design and the goal-setting process is necessary to achieve program objectives. Full communication before and during defined performance periods will:

•                  Allow executives to understand how their performance will be evaluated and how their compensation will be determined;

•                  Demonstrate the alignment between compensation and strategic business initiatives and creating stockholder value; and

•                  Ensure accountability of all executives for individual and business performance.

The Role of the Compensation Committee in Determining Executive Compensation

Compensation for the named executive officers is determined under programs reviewed and approved by the Compensation Committee and reported to the Board of Directors. The Compensation Committee approves all executive officer salary adjustments and annual and long-term incentive awards. With respect to the chief executive officer, in connection with his annual performance review, the Compensation Committee approves salary levels and annual and long-term incentive awards, which are then ratified by the Board. The Compensation Committee also oversees Fox Chase Bancorp’s employee benefit plans and assesses executive performance results in determining awards under any other annual and long-term incentive plan. Additionally, the Compensation Committee approves executive employment or severance agreements, except for the chief executive officer, whose agreement is approved by the Board. Finally, the Compensation Committee reviews compensation arrangements for the non-management directors and makes recommendations to the full Board of Directors, as appropriate.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter annually to ensure that the scope of the Charter is consistent with the Compensation Committee’s role. Under the Charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our compensation program. The Charter also authorizes the

Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

Outside Consultants

In developing and monitoring our compensation programs in 2010, the Compensation Committee engaged Pearl Meyer & Partners, a national compensation consulting firm. Pearl Meyer & Partners assisted the Compensation Committee in establishing the 2010 Executive Incentive Compensation Plan and provided the Committee with a competitive assessment on overall senior management compensation, as well as total director compensation. Pearl Meyer & Partners reported directly to the Compensation Committee.  In addition, Pearl Meyer & Partners assisted the Compensation Committee in updating our peer group for 2010.  See “—Our Peer Group” for information on our peer institutions.  When making compensation decisions for our named executive officers, the Compensation Committee looks at the compensation paid to similarly situated executives at companies in our peer group.  Benchmarking compensation at a median level provides the Compensation Committee with a point of reference for measurement.  Our Compensation Committee also looks at internal pay equity and individual performance when making compensation decisions.

Role of Management

The chief executive officer, in conjunction with the Compensation Committee and the human resources director, develops recommendations regarding the appropriate mix and level of compensation for our management team. The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The chief executive officer meets with the Compensation Committee to discuss the compensation recommendations for the named executive officers. The chief executive officer does not participate in Compensation Committee discussions relating to the determination of his compensation.

Our Peer Group

In connection with our second-step conversion, the Compensation Committee engaged Pearl Meyer & Partners to update our peer group for 2010.  The institutions selected are all publicly traded commercial banks or thrift institutions with assets ranging between $500 million and $2.5 billion.  Generally, the financial institutions have headquarters located in Pennsylvania, New Jersey and Delaware within 50 miles of our company headquarters.

Abington Bancorp, Inc.	OceanFirst Financial Corp.
Bancorp, Inc.	Parke Bancorp, Inc.
Bryn Mawr Bank Corporation	Peapack-Gladstone Financial Corporation
Cape Bancorp, Inc.	Republic First Bancorp, Inc.
Center Bancorp, Inc.	Royal Bancshares of Pennsylvania, Inc.
ESSA Bancorp, Inc.	Roma Financial Corporation (MHC)
1st Constitution Bancorp	TF Financial Corporation
Harleysville Savings Financial Corporation	Univest Corporation of Pennsylvania
Kearny Financial Corp, (MHC)	Unity Bancorp, Inc.
Malvern Federal Bancorp, Inc. (MHC)	VIST Financial Corp.
Northfield Bancorp, Inc. (MHC)

Base Salaries

In general, Fox Chase Bancorp targets base salaries around the median competitive level relative to comparable positions in the peer group referenced above, taking into account the comparative responsibilities, internal pay equity and performance of the executive officers involved. Where the responsibilities of executive positions at Fox Chase Bank are different from those typically found among other banks, or where executives are new to their responsibilities or play a particularly critical role at Fox Chase Bancorp, base salaries may be targeted above or below median competitive levels. Peer group survey data prepared by Pearl Meyer & Partners is used to assist the Compensation Committee in evaluating base salaries for our named executive officers.  See “—Our Peer Group” for information on peer institutions and “—Outside Consultants” for information on survey materials prepared by Pearl Meyer & Partners.

Annual Incentive Pay

Fox Chase Bank maintains the Executive Incentive Compensation Plan (the “EICP”) to reward participants with cash incentives upon the attainment of specific financial goals and individual performance goals as established each plan year by the Compensation Committee. Under the EICP, each participant has a target incentive opportunity based on competitive market practice for his role (see chart below for the 2010 cash incentive opportunities). Each incentive opportunity reflects a percentage of base salary and is determined on a basis that is consistent with competitive market practices. Actual awards may range from 0% of target (not achieving minimal performance) to 150% of target (for exceptional performance). Incentives for all participants are generally based on a combination of the performance of Fox Chase Bancorp and individual performance (collectively the “Performance Measures”).

The cash incentive opportunities noted below are shown as a percentage of base salary. See “Summary Compensation Table” for the 2010 base salaries and the actual 2010 payouts under the EICP.

	2010 EICP Incentive Opportunities
Role	Below Threshold	Threshold (50% of Target)	Target (100%)	Stretch (1) (150% of Target)
Chief Executive Officer	0%	17.5%	35.0%	52.5%
Chief Operating Officer	0	15.0	30.0	45.0
Chief Financial Officer	0	15.0	30.0	45.0
Chief Lending Officer	0	15.0	30.0	45.0
Chief Payments Officer	0	12.5	25.0	37.5

(1)          To achieve stretch payouts, Fox Chase Bancorp must achieve a predefined threshold level of net income.

Fox Chase Bancorp Performance Measures

To focus all EICP participants on our overall success, each participant’s performance is measured relative to their contribution to the achievement of the Performance Measures. Management tracks the progress of such performance measures on a quarterly basis and shares the results with the Compensation Committee.

As noted in the chart below, the Long Term Value of the performance measure is completely discretionary. The Compensation Committee looks at the following factors to evaluate this performance measure:

•                  Making sound and prudent financial/strategic choices about capital deployment.

•                  Hiring, developing and retaining a motivated and efficient staff.

•                  Building high quality earnings.

•                  Making good judgments about risk and pricing of products.

The weight given to the achievement of the various Performance Measures is noted below, however, the Compensation Committee can use its discretion to determine whether full weight or partial weight should be given for the specific performance measures.

Performance Measure	2010 Performance Goals Threshold/Target/Stretch	CEO	COO	CFO	CLO	CPO
Long Term Value of Company	Committee discretion	30%	20%	20%	15%	15%

Achieve Profit Plan Objectives		35%	20%	20%	20%	20%
Core Net Income	$2.1m / $2.6m / $2.8m
Increase Core Non-Interest Income	greater than 18.1%
Increase Core Non-Interest Expense	less than 6.5%
Core ROA	0.22%
Core ROE	2.05%
Non-performing Loan to Loan Ratio	Performance relative to peers

Drive Efficiency		10%	15%	30%	—	—
Efficiency ratio	72.5%
Revenue/Full Time Equivalent	$212m
Expense/Full Time Equivalent	$154m
Net Interest Margin	2.47%

Achieve Targeted Deposit Growth		10%	10%	—	—	—
Average YTD Deposit Growth	$844m
Average Core Deposits/Total	38.3%

Achieve Targeted Loan/Fee Growth		15%	—	—	30%	—
Commercial Real Estate Average	$369mm
Loan Production (new commitments)	$206mm
Commerciall Loans/Relationship Manager Average	$26.3mm
Fee Income	$1.4mm
Individual Measures	See below	—	35%	30%	35%	65%

Individual Performance Measures

In addition to the Performance Measures above, each EICP participant has subjective individual performance measures that reflect required contributions specific to their functional area. The Compensation Committee, in its sole discretion, determines whether a participant has achieved his individual performance measures for the 2010 plan year.

The 2010 Individual Performance Measures are as follows:

Role	Individual Performance Measures

Chief Executive Officer	None

Chief Operating Officer	Reduce non-performing loans, improve operating efficiencies, credit/asset quality

Chief Financial Officer	Maintain internal control environment, improve operating efficiencies

Chief Lending Officer	Maintain credit/asset quality, achieve cash management fee income objectives and achieve loan production goals

Chief Payments Officer	Implement E-Futures Project and achieve cash management fee income objectives

The following chart shows how each participant’s incentive opportunity is allocated based on the Compensation Committee’s evaluation of their contribution to the achievement of the Fox Chase Bancorp Performance Measures noted above and each participant’s individual performance measures. The Compensation Committee has full discretion in determining the weight given to a specific Bank or individual performance measure.

Position	Fox Chase Bancorp Performance Measures	Individual Performance Measures
Chief Executive Officer	100%	0%
Chief Operating Officer	65	35
Chief Financial Officer	70	30
Chief Lending Officer	65	35
Chief Payments Officer	35	65

Long-Term Equity-Based Incentives; Timing Issues

The Compensation Committee considers whether to make stock option grants and/or award other forms of equity on an annual basis based on the shares available under the Company’s 2007 Equity Incentive Plan and the regulatory limits imposed on equity awards. The Compensation Committee’s process with respect to the determination of grant dates or the stock option exercise prices is made after carefully considering Fox Chase Bancorp’s timing of earnings releases and/or other material nonpublic information to ensure that there is no manipulation of the market to the executive’s benefit. The Compensation Committee’s decisions are reviewed and ratified by the full Board of Directors. Similarly, Fox Chase Bancorp never times the release of material nonpublic information to affect the value of executive compensation. In general, the release of such information reflects established timetables for the disclosure of material nonpublic information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.  In accordance with the Company’s 2007 Equity Incentive Plan, options are granted at an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the date of grant.

The Compensation Committee determines who shall receive awards under the Company’s 2007 Equity Incentive Plan after giving consideration to peer group data prepared by Pearl Meyer & Partners, as well as the recommendations from the chief executive officer and other executive officers with respect to awards contemplated for their subordinates.  The Company is currently working with its advisors to establish a future program for continuing the use of equity compensation in the Company’s overall compensation program.  Fox Chase Bancorp is presenting a new equity incentive plan to stockholders at the Company’s 2011 annual meeting.   See Appendix A to this proxy statement for a copy of the proposed plan.  The Compensation Committee has not made any decisions on specific equity awards under the proposed plan.

Employment Agreements

Fox Chase Bancorp and Fox Chase Bank maintain an employment agreement with each of Thomas M. Petro, Jerry D. Holbrook, Roger S. Deacon, Keiron G. Lynch and Michael S. Fitzgerald. The employment agreements each have an initial term of three years and may be renewed by the Board of Directors following a review of the executive’s performance for an additional year so that the remaining term will be three years.  The Board of Directors has approved an extension of each executive’s employment agreement through September 30, 2013.  The employment agreements provide for a base salary and, among other things, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.

Executive Perquisites

Fox Chase Bancorp and Fox Chase Bank do not provide their named executive officers with any perquisites.

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and annually to ensure that we understand the financial impact of each program on Fox Chase Bancorp and its subsidiaries. Our analysis includes a review of recently adopted and pending changes in tax and accounting requirements.

Stock Ownership Guidelines

We maintain stock ownership guidelines for the named executive officers and members of our Board of Directors. The guidelines state that each non-employee member of the Board of Directors must obtain ownership levels in Fox Chase Bancorp equal to three times their annual retainer. Our chief executive officer is required to acquire stock ownership levels equal to four times his base salary. The remaining named executive officers must acquire stock ownership levels of two times their base salaries. These guidelines were approved in 2007 and all executives must achieve the necessary levels of stock ownership by December 31, 2012 or within five years of their hire. If ownership levels are not achieved, the Compensation Committee may elect to divert future cash compensation to some form of equity-based compensation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to Fox Chase Bancorp’s principal executive officer, principal financial officer and three other most highly compensated executives. These five officers are referred to as the “named executive officers” in this document.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas M. Petro	2010	$327,815	$ —	$—	$120,000	$22,757	$470,572
President and Chief	2009	323,707	—	27,007	30,274	13,574	394,562
Executive Officer	2008	285,081	—	—	—	19,509	304,590

Jerry D. Holbrook (5)	2010	223,877	—	—	77,500	25,379	326,756
Executive Vice President	2009	224,316	—	20,255	18,793	15,225	278,589
and Chief Operating Officer	2008	214,314	—	—	—	17,140	231,454

Roger S. Deacon (6)	2010	174,937	—	—	65,500	21,005	261,442
Executive Vice President	2009	177,514	50,103	46,545	16,795	12,837	303,794
and Chief Financial Officer	2008	169,683	70,566	30,140	—	13,622	284,011

Keiron G. Lynch	2010	171,810	—	—	39,750	20,169	231,729
Executive Vice President	2009	178,418	—	14,469	12,295	12,904	218,086
and Chief Payments Officer	2008	170,581	—	—	—	13,694	184,275

Michael S. Fitzgerald (7)	2010	175,000	75,812	—	40,250	19,826	310,888
Executive Vice President	2009	94,230	73,770	—	5,972	5,738	179,710
and Chief Lending Officer

(1)           These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on Fox Chase Bancorp’s stock price as of the date of grant, which was $8.79 and $11.42 for Mr. Deacon for grants in 2009 and 2008, respectively, and $9.67 and $10.06 for Mr. Fitzgerald for grants in 2010 and 2009, respectively. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)           These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. For information on the assumptions used to compute the fair value, see note 9 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized by an executive officer may not be at or near the value estimated above.

(3)           Represents payments made pursuant to Fox Chase Bank’s Executive Incentive Compensation Plan. Awards earned during 2010 were paid on March 4, 2011.

(4)           Details of the amounts reported in the “All Other Compensation” column for 2010 are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

	Mr. Petro	Mr. Holbrook	Mr. Deacon	Mr. Lynch	Mr. Fitzgerald
Market value of ESOP contributions	$21,941	$21,732	$17,171	$16,487	$16,207
Employer contributions to 401(k) plan	816	3,646	3,834	3,681	3,619

(5)           On April 1, 2008, Mr. Holbrook was promoted from Executive Vice President and Chief Financial Officer of Fox Chase Bancorp and Fox Chase Bank to Executive Vice President and Chief Operating Officer of Fox Chase Bancorp and Fox Chase Bank.

(6)           On April 1, 2008, Mr. Deacon was promoted from Chief Accounting Officer of Fox Chase Bancorp and Fox Chase Bank to Executive Vice President and Chief Financial Officer of Fox Chase Bancorp and Fox Chase Bank.

(7)           Mr. Fitzgerald was employed by Fox Chase Bancorp and Fox Chase Bank as Executive Vice President and Chief Lending Officer on June 15, 2009. Accordingly, no compensation information is available before that date.

Employment Agreements

Fox Chase Bancorp and Fox Chase Bank maintain an employment agreement with each of Thomas M. Petro, Jerry D. Holbrook, Roger S. Deacon, Keiron G. Lynch and Michael S. Fitzgerald. The employment agreements each have an initial term of three years and may be renewed by the Board of Directors following a review of the executive’s performance for an additional year so that the remaining term will be three years.  The Board of Directors has approved an extension of each executive’s employment agreement through September 30, 2013.  The employment agreements provide for a base salary and, among other things, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.

See “—Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under his employment agreement upon his termination of employment.

Grants of Plan-Based Awards

The following table provides information concerning our grants of plan-based awards for the named executive officers during 2010.

	Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Units (2)	Awards (3)

Thomas M. Petro	—	$61,275	$122,549	$183,824	—	—
Jerry D. Holbrook	—	38,724	77,448	116,172	—	—
Roger S. Deacon	—	33,206	66,413	99,619	—	—
Keiron G. Lynch	—	19,888	39,775	59,663	—	—
Michael S. Fitzgerald	—	20,125	40,250	60,375	—	—
	08/02/2010	—	—	—	7,840	$75,812

(1)    These columns show the possible payouts for each named executive officer under Fox Chase Bank’s Executive Incentive Compensation Plan.

(2)    Vest in five equal annual installments beginning on the first anniversary of the date of grant.

(3)    Sets forth the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of all stock awards is equal to the number of awards multiplied by $9.67, the closing price for Fox Chase Bancorp’s common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2010.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Restricted Shares or Units of Stock That Have Not Vested (1)	Market Value of Restricted Shares or Units of Stock That Have Not Vested (2)

Thomas M. Petro	83,397	55,599	$11.58	08/31/2017	20,956	$248,328
	2,416	9,666	8.22	02/27/2019	—	—
Jerry D. Holbrook	48,114	32,076	11.58	08/31/2017	13,686	162,179
	1,812	7,250	8.22	02/27/2019	—	—
Roger S. Deacon	7,057	4,705	11.58	08/31/2017	10,970	129,994
	4,705	7,057	10.68	03/03/2018	—	—
	4,165	16,658	8.22	02/27/2019	—	—
Keiron G. Lynch	20,529	13,686	11.58	08/31/2017	5,988	70,957
	2,589	3,884	8.22	02/27/2019	—	—
Michael S. Fitzgerald	—	—	—	—	14,112	167,227

(1)    Represents awards that vest in five equal annual installments beginning one year from the date of grant but have not yet vested.

(2)    Based upon Fox Chase Bancorp’s closing stock price of $11.85 on December 31, 2010.

Stock Vested

The following table provides information concerning the vesting of stock awards for each named executive officer, on an aggregate basis, during 2010.  No stock options were exercised during 2010.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Thomas M. Petro	10,478	$99,541	(1)
Jerry D. Holbrook	6,843	65,008	(1)
Roger S. Deacon	1,219	11,580	(1)
	1,219	10,602	(2)
	1,219	10,545	(3)
Keiron G. Lynch	2,994	28,443	(1)
Michael S. Fitzgerald	1,568	15,210	(4)

(1)   Based upon Fox Chase Bancorp’s closing stock price of $9.50 on August 31, 2010.

(2)   Based upon Fox Chase Bancorp’s closing stock price of $8.70 on March 3, 2010.

(3)   Based upon Fox Chase Bancorp’s closing stock price of $8.65 on February 26, 2010.

(4)   Based upon Fox Chase Bancorp’s closing stock price of $9.20 on June 15, 2010.

Nonqualified Deferred Compensation

The following table provides information with respect to the 2010 accrued balances for each of the named executive officers who participate in the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan. Messrs. Deacon and Fitzgerald do not participate in the plan. No employer contributions or employee distributions were made during 2010.

Aggregate Balance at Last Fiscal Year End (1)
Thomas M. Petro	$196,736
Jerry D. Holbrook	147,552
Keiron G. Lynch	73,691

(1)           Includes amounts granted in 2006 under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan, which vest as described below.

Fox Chase Bank maintains the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan, which was designed to retain and attract key officers who contribute to the financial and business success of Fox Chase Bank. This plan was replaced by the 2007 Equity Incentive Plan after Fox Chase Bancorp went public in 2006. Accordingly, no further awards have been granted. All of the awards vest over a five year period with 60% of the award vesting on the third anniversary of the plan year to which the award was granted, 80% on the fourth anniversary and 100% on the fifth anniversary and were fully vested as of January 1, 2011. See “—Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon the occurrence of certain events.

Potential Post-Termination Payments

Payments Made Upon Termination for Cause. If any of the named executive officers is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits, subject to the terms of the plan or arrangement under which those benefits are provided.

Payments Made Upon an Event of Termination. The employment agreements define an “Event of Termination” as termination by Fox Chase Bank or Fox Chase Bancorp of an executive’s employment for reasons other than for cause or a change in control, or an executive’s voluntary resignation from Fox Chase Bank or Fox Chase Bancorp after specified circumstances set forth in the agreements that would constitute constructive termination. Upon the occurrence of an Event of Termination, the employment agreements provide that the executive or, if he dies, his beneficiary, would be entitled to receive his base salary and health and life insurance coverage for the remaining term of this agreement. In addition, the executive would be entitled to receive, for the remaining term of the agreement, all benefits he would have received during the remaining term of the agreement under any retirement program (tax-qualified or non-qualified) in which the executive participated before his termination of employment. Upon termination of the executive’s employment for reasons other than cause or a change in control, the executive must adhere to a one year non-competition restriction.

Payments Made Upon Disability. The employment agreements provide each executive with a disability benefit equal to two-thirds of the executive’s monthly rate of base salary as of his termination date. An executive will cease to receive disability payments upon the earlier of: (1) the date the executive returns to full-time employment; (2) death; (3) attainment of age 65; or (4) expiration of the term of the agreement. In addition, during any period of an executive’s disability, the executive would continue to be covered, to the greatest extent possible, under all benefit plans in which the executive participated before his disability as if he were actively employed by us. Disability payments are reduced by any disability benefits paid to an executive under any policy or program maintained by Fox Chase Bank.

The vesting of awards under Fox Chase Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate if a participant is terminated due to disability.

Upon an executive’s termination due to disability, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date of termination of employment due to disability or the expiration of the stock options. Restricted stock awards granted under the plan also vest upon the executive’s termination of employment due to disability.

Payments Made Upon Death. Under the employment agreements, the executive’s estate is entitled to receive any salary and bonus accrued but unpaid as of the date of the executive’s death. The agreements also provide that Fox Chase Bank will continue to provide the executive’s dependents with the medical insurance benefits existing on the date of the executive’s death for a period of six months.

The vesting of awards under Fox Chase Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate upon a participant’s death.

Upon an executive’s death, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date the executive dies or the expiration of the stock options. Restricted stock awards granted to the executives under the plan also vest upon the executive’s death.

Payments Made Upon a Change in Control. Following a change in control of Fox Chase Bank or Fox Chase Bancorp, under the terms of the employment agreements, if an executive voluntarily terminates (upon circumstances discussed in the agreement) or involuntarily terminates employment, the executive or, if the executive dies, the executive’s beneficiary, would be entitled to receive a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement, (2) three times the executive’s average base salary for the three taxable years preceding a change in control or (3) three times the executive’s base salary for the most recent taxable year (or portion of the taxable year). Fox Chase Bank would also continue to pay or provide for life, medical and dental coverage for the executive and his dependents for 36 months following his termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control (the “Section 280G Limitation”). An individual’s base amount is equal to an average of the individual’s Form W-2 compensation for the five years preceding the year a change in control occurs (or such lesser number of years if the individual has not been employed for five years). Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payment for federal tax purposes. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the Section 280G Limitation.

The vesting of awards under Fox Chase Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate upon a change in control of Fox Chase Bank.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of Fox Chase Bancorp common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Fox Chase Bancorp common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s Section 280G Limitation.

In the event of a change in control of Fox Chase Bancorp or Fox Chase Bank, outstanding stock options granted pursuant to the 2007 Equity Incentive Plan vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to the executives under the plan also vest upon a change in control. The value of the accelerated options and restricted stock grants count towards the executives’ Section 280G Limitations.

Potential Post-Termination Benefits Tables. The amount of compensation payable to each named executive officer upon termination for cause, termination following an event of termination, change in control followed by termination of employment, disability, death and retirement is shown below. The amounts shown assume that such termination was effective as of December 31, 2010, and thus include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which each executive has a non-forfeitable interest. The amounts shown relating to unvested options and restricted stock awards are based on the fair market value of Fox Chase Bancorp’s common stock on December 31, 2010, which was $11.85. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Fox Chase Bancorp.

The following table provides the amount of compensation payable to Mr. Petro for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment

Base salary	$—	$948,750		$632,500	(2)	$—	$—	$1,349,840
Bonuses	—	330,000		—		—	—	N/A
401(k) matching contribution and ESOP benefit (4)	—	62,568	(3)	—		—	—	—	(4)
Health and welfare benefits	—	24,915		24,915	(5)	—	—	27,180	(6)
Income attributable to stock options	—	—		—		—	—	40,057	(7)
Income attributable to vesting of restricted stock	—	—		248,328		248,328	—	248,328
Income attributable to distribution under Long-Term Incentive Plan (8)	—	196,736		196,736		196,736	196,736	196,736

Total payment (9)	$—	$1,562,969		$1,102,479		$445,064	$196,736	$1,862,141

(1)    An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)    Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the agreement.  A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)    Represents the value of the employee contributions the executive would have received under these plans for the remaining term of the agreement.

(4)    The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.

(5)    Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the term of the Agreement.

(6)    The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(7)    Assumes options are cashed out in connection with a change in control.

(8)    The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(9)    The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Holbrook for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment

Base salary	$—	$654,500		$436,333	(2)	$—	$—	$923,837
Bonuses	—	213,125		—		—	—	N/A
401(k) matching contribution and ESOP benefit (4)	—	69,762	(3)	—		—	—	—	(4)
Health and welfare benefits	—	2,079		2,079	(5)	—	—	2,268	(6)
Income attributable to stock options	—	—		—		—	—	26,145	(7)
Income attributable to vesting of restricted stock	—	—		162,179		162,179	—	162,179
Income attributable to distribution under Long-Term Incentive Plan (8)	—	147,552		147,552		147,552	147,552	147,552

Total payment (9)	$—	$1,087,018		$748,143		$309,731	$147,552	$1,261,981

(1)    An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)    Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the Agreement. A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)    Represents the value of the employer contributions the executive would have received under these plans for the remaining term of the agreement.

(4)    The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.

(5)    Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life insurance program assuming disability payments are made through the remaining term of the Agreement. Mr. Holbrook does not participate in the Bank’s health insurance plans.

(6)    The value of coverage under Fox Chase Bank’s life insurance program for a period of 36 months. Mr. Holbrook does not participate in the Bank’s health insurance plans.

(7)    Assumes options are cashed out in connection with a change in control.

(8)    The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(9)    The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Deacon for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment

Base salary	$—	$514,250		$342,833	(2)	$—	$—	$655,496
Bonuses	—	180,125		—		—	—	N/A
401(k) matching contribution and ESOP benefit (4)	—	57,763	(3)	—		—	—	—	(4)
Health and welfare benefits	—	30,657		30,657	(5)	—	—	33,444	(6)
Income attributable to stock options	—	—		—		—	—	40,395	(7)
Income attributable to vesting of restricted stock	—	—		129,994		129,994	—	129,994

Total payment (8)	$—	$782,795		$503,484		$129,994	$—	$859,329

(1)    An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)    Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the Agreement. A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)    Represents the value of employer contributions the executive would have received under those plans for the remaining term of the agreement.

(4)   The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.

(5)    Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the remaining term of the Agreement.

(6)    The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(7)    Assumes options are cashed out in connection with a change in control.

(8)    The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Lynch for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment

Base salary	$—	$478,500		$319,000	(2)	$—	$—	$620,144
Bonuses	—	109,313		—		—	—	N/A
401(k) matching contribution and ESOP benefit (4)	—	55,465	(3)	—		—	—	—	(4)
Health and welfare benefits	—	30,657		30,657	(5)	—	—	33,444	(6)
Income attributable to stock options	—	—		—		—	—	5,542	(7)
Income attributable to vesting of restricted stock	—	—		70,957		70,957	—	70,957
Income attributable to distribution under Long-Term Incentive Plan (8)	—	73,691		73,691		73,691	73,691	73,691

Total payment (9)	$—	$747,626		$494,305		$144,648	$73,691	$803,778

(1)    An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1)  the failure to re-appoint the executive to his current office; (2) a material change to the executive’s functions or duties; (3) a material reduction in benefits; (4) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (5) breach of the executive’s employment agreement.

(2)    Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued through the remaining term of the Agreement.  A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)    Represents the value of employer contributions the executive would have received under these plans for the remaining term of the agreement.

(4)    The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.

(5)    Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the remaining term of the Agreement.

(6)    The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(7)    Assumes options are cashed out in connection with a change in control.

(8)    The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(9)   The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Fitzgerald for each of the situations listed below.

	Payments Due Upon
	Termination for Cause	Termination Following an Event of Termination (1)		Disability		Death	Retirement	Change in Control with Termination of Employment

Base salary	$—	$495,000		$330,000	(2)	$—	$—	$570,392
Bonuses	—	110,688		—		—	—	N/A
401(k) matching contribution and ESOP benefit (4)	—	54,521	(3)	—		—	—	—	(4)
Health and welfare benefits	—	30,657		30,657	(5)	—	—	33,444	(6)
Income attributable to stock options	—	—		—		—	—	—
Income attributable to vesting of restricted stock	—	—		167,227		167,227	—	167,227

Total payment (7)	$—	$690,866		$527,884		$167,227	$—	$771,063

(1)    An “Event of Termination” is defined as termination by Fox Chase Bancorp or Fox Chase Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of Fox Chase Bancorp or Bank; or (6) breach of the executive’s employment agreement.

(2)    Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.  A portion of the amounts due may be offset by the Company’s disability insurance coverage.

(3)   Represents the value of employer contributions the executive would have received under these plans for the remaining term of the agreement.

(4)    The amounts do not include the executive’s account balances in Fox Chase Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.

(5)    Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs assuming disability payments are made through the remaining term of the agreement.

(6)    The value of coverage under Fox Chase Bank’s life, medical, health and dental insurance programs for a period of 36 months.

(7)    The amounts shown above do not reflect that if, in the event payments to executive in connection with a change in control or otherwise would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during 2010, except for one late report for Michael S. Fitzgerald with regard to the granting of restricted stock.

Policies and Procedures Governing Related Persons Transactions

We maintain a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•              the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•              the Company is, will or may be expected to be a participant; and

•              any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•              any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•              any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•              any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•              whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•              the size of the transaction and the amount of consideration payable to the related person;

•              the nature of the interest of the related person;

•              whether the transaction may involve a conflict of interest; and

•              whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of

Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than March 8, 2012.  If next year’s annual meeting is held on a date more than 30 calendar days from August 4, 2012, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  All communications from stockholders should be addressed to Fox Chase Bancorp, Inc., 4390 Davisville Road, Hatboro, Pennsylvania 19040.  Communications to the Board of Directors should be in the care of Jerry D. Holbrook, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Richard M. Eisenstaedt, the Chair of the Nominating and Governance Committee.  It is in the discretion of the Nominating and Governance Committee whether any communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  In addition to the solicitation of proxies by mail, Phoenix Advisory Partners, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting.  The Company will pay a fee of up to $5,500 for these services, plus reasonable out of pocket expenses.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

APPENDIX A

FOX CHASE BANCORP, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Fox Chase Bancorp, Inc. (the “Company”) by linking the financial and economic interests of employees and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning.

The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option, Restricted Stock Award, performance award or other stock-based award, together with any related right or interest granted to a Participant under the Plan.

“Award Agreement” means any document issued either in writing or by electronic means, by the Committee evidencing the grant of an Award and setting forth the terms and conditions applicable to the Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)          Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)           Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)           Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

(4)           Sale of Assets:  The Company sells to a third party all or substantially all of its assets.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Fox Chase Bancorp, Inc., a Maryland corporation, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder, which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1          COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consists solely of disinterested directors and, in any event, not less than two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)           Grant Awards;

(b)           Designate Participants;

(c)           Determine the type or types of Awards to be granted to each Participant;

(d)           Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)           Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)            Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)           Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)            Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)            Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)           Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4           AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1          NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 960,369.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock, Performance Shares or other stock-based Awards under the Plan is 274,391 and the maximum number that may be delivered pursuant to Option exercises is 685,978.

5.2           SHARE COUNTING.  Shares shall be counted against those reserved under Section 5.1 of the Plan.  From and after the Effective Date, the following shall not reduce the number of authorized Shares available for issuance under this Plan: (1) Shares reserved for issuance upon exercise or settlement, as applicable, of Awards granted under the Plan, to the extent the Awards expire or are canceled or surrendered; (2) Restricted Stock Awards granted under the Plan, to the extent such Restricted Stock Award is forfeited under the Plan or is otherwise surrendered to the Company before the Restricted Stock Award expires; and (3) Awards, to the extent the payment is actually made in cash. From and after the Effective Date, the following shares shall not become available for issuance under the Plan: (1) Shares tendered by Participants as full or partial payment to the Company upon exercise of Options granted under this Plan; and (2) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the exercise of Options granted under the Plan or upon any other payment or issuance of shares under the Plan.

5.3           STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1           GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)           Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)           Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)           Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)           Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2           INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)           Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)           The expiration date set forth in the Award Agreement.

(2)           The tenth anniversary of the Grant Date.

(3)           Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)           One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)           One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)           Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)           Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)           Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)           Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)            Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)           Limitations of Option Grants for Section 162(m) of the Code. Subject to Section 12.11(c), the Committee may not grant more than 171,494 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1          GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2           ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3           FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4           DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Fox Chase Bancorp, Inc. or its Affiliates. A copy of the Plan and the

Award Agreement is on file in the office of the Corporate Secretary of Fox Chase Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5           VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6           DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7           PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flows, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

8.8           BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee is authorized to grant Stock to Eligible Participants as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan, or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

8.9           OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to those Eligible Participants whom the Committee may from time to time select, such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries or Affiliates or other business units. The Committee shall determine and provide in the Award Agreement the terms and conditions of such Awards.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1          STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2           TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3           LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.  Notwithstanding the foregoing, in no event may outstanding unexercised Awards be transferable in exchange for value.

9.4           BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the

Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5           STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6          ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7           TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1         CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2         ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)           Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)           Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)           The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3         ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)           Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)           Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)           Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)           Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1         AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2        AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)           Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)           The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)           Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)           No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1         NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among

Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2         NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are issued to such person in connection with such Award.

12.3         WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4         NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5         UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6         RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless expressly provided otherwise in such other plan.

12.7         EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8         TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9         GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10       FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11       GOVERNMENT AND OTHER REGULATIONS.

(a)           Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)           Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)           Any Award under this Plan shall be subject to compliance with the requirements of any law or regulation relating to compensation recoupment (i.e. clawbacks).

12.12       GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Maryland.

12.13       ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14       INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15       NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16       SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 4, 2011

9:00 a.m., local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Roger H. Ballou and Richard E. Bauer, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of Fox Chase Bancorp, Inc. which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 4, 2011 at 9:00 a.m., local time, at Fox Chase Bank, 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE LISTED  NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ON THIS PROXY CARD AND FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ON THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT.  PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.  THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

FOX CHASE BANCORP, INC. — ANNUAL MEETING OF STOCKHOLDERS

AUGUST 4, 2011

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on August 4, 2011.

This proxy statement and the accompanying proxy card and annual report to stockholders are available for viewing and printing on the Internet at http://www.cfpproxy.com/6852.

You can vote in one of three ways:

1.             Call toll free 1-866-239-6561 on a Touch-Tone Phone.  There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/fxcb and follow the instructions.

or

3.             Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT
1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Todd S. Benning (02) Thomas M. Petro (03) RoseAnn B. Rosenthal

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE(S’) NAME(S) OR NUMBER(S) IN THE SPACE PROVIDED BELOW.

	FOR	AGAINST	ABSTAIN
2. The approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2011.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.	☐	☐	☐

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
5. An advisory vote on the frequency of the vote on the compensation of the Company’s named executive officers to be held as follows:	☐	☐ ☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

LISTED  NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE AND

FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

Mark here if you plan to attend the meeting ☐

Mark here for address change and note change ☐

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, indicate your full title.  If shares are held jointly, only one registered holder need sign.

Please be sure to date and

sign this proxy card in the

box below.

Date

Sign above	Co-holder (if any) sign above

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.             By Telephone (using a Touch-Tone Phone); or

2.             By Internet; or

3.             By Mail.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note telephone and Internet votes must be cast prior to 3:00 a.m., Eastern Time, August 4, 2011.  It is not necessary to return your proxy card if you are voting by telephone or Internet.

VOTE BY TELEPHONE Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, August 4, 2011: 1-866-239-6561	VOTE BY INTERNET Anytime prior to 3:00 a.m., Eastern Time, August 4, 2011 go to: https://www.proxyvotenow.com/fxcb

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc., I am forwarding you the attached GREEN vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee of the Fox Chase Bank 401(k) Profit Sharing Plan (“401(k) Plan”) and Trust (the “Trustee”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on August 4, 2011.  Also enclosed is a proxy statement for the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc.

As a holder of Fox Chase Bancorp common stock through the Fox Chase Bancorp Stock Fund in the 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of June 17, 2011, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by July 26, 2011, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN vote authorization form in the postage paid envelope included with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

401(k) PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 4, 2011

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 4, 2011.

You are to vote my shares as follows:

1.                                       The election as directors of all nominees listed (except as marked to the contrary below).

Todd S. Benning, Thomas M. Petro and RoseAnn B. Rosenthal

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.                                       The approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.                                       The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.                                       The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.                                       An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED  NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE AND FOR “ONE YEAR”
WITH RESPECT TO PROPOSAL (5) ABOVE.

The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JULY 26, 2011.

Dear ESOP Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on August 4, 2011.  Also enclosed is a proxy statement for the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc.

As an ESOP participant you are entitled to vote all shares of Company common stock allocated to your account as of June 17, 2011, the record date for the Annual Meeting.   All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before July 26, 2011.  If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in the same proportion as shares for which the Trustee receive instructions from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE vote authorization form in the postage paid envelope provided with this letter.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

ESOP

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 4, 2011

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank Employee Stock Ownership Plan (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 4, 2011.

You are to vote my shares as follows:

1.                                       The election as directors of all nominees listed (except as marked to the contrary below).

Todd S. Benning, Thomas M. Petro and RoseAnn B. Rosenthal

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.                                       The approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.                                       The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.                                       The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.                                       An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

LISTED NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE AND

FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

The Trustee is hereby authorized to vote all shares of Company common stock allocated to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JULY 26, 2011.

Dear Equity Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Trustee”), as trustee of the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “Equity Plan”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc. to be held on August 4, 2011.  Also enclosed is a proxy statement for the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc.

As an Equity Plan participant, you are entitled to vote all unvested shares of Company common stock awarded to you under the Plan as of June 17, 2011, the record date for the Annual Meeting.   All unvested shares of Company common stock awarded to participants will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before July 26, 2011.  If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the Trustee how to vote the shares.

Please complete, sign and return the enclosed YELLOW vote authorization form in the postage paid envelope provided with this letter.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

EQUITY INCENTIVE PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKOLDERS

August 4, 2011

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “Equity Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 4, 2011

You are to vote my shares as follows:

1.             The election as directors of all nominees listed (except as marked to the contrary below).

Todd S. Benning, Thomas M. Petro and RoseAnn B. Rosenthal

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.             The approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.             The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.             The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.             An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

LISTED  NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE AND

FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

The Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Equity Plan as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JULY 26, 2011.

Dear Executive Long-Term Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached RED vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”), on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc. to be held on August 4, 2011. Also enclosed is a proxy statement for the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc.

As a Plan participant, you are entitled to vote all shares of Company common stock credited to your account as of June 17, 2011, the record date for the Annual Meeting.   All shares of Company common stock held in the Plan trust will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before July 26, 2011.  If you do not direct the Trustee how to vote the shares of Company common stock credited to your Plan account, the Trustee will vote your shares as directed by the Company.

Please complete, sign and return the enclosed RED vote authorization form in the postage paid envelope provided by with this letter.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

EXECUTIVE LONG-TERM INCENTIVE PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 4, 2011

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on August 4, 2011.

You are to vote my shares as follows:

1.                                       The election as directors of all nominees listed (except as marked to the contrary below).

Todd S. Benning, Thomas M. Petro and RoseAnn B. Rosenthal

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.                                       The approval of the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.                                       The ratification of the appointment of KPMG LLP as independent registered public accounting firm of Fox Chase Bancorp, Inc. for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.                                       The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.                                       An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers to be held as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

LISTED NOMINEES AND THE PROPOSALS SET FORTH IN (2) THROUGH (4) ABOVE AND

FOR “ONE YEAR” WITH RESPECT TO PROPOSAL (5) ABOVE.

The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JULY 26, 2011.